Microfilm Number_________               Filed with the Department of State on
                                         Jan 26 1994
                                         -----------
Entity Number  2565031                    /s/Robert M. Grant
              -----------               ----------------------------------------
                                             Secretary of the Commonwealth

                     ARTICLES OF INCORPORATION-FOR PROFIT
                                      OF
                        ELCOM TECHNOLOGIES CORPORATION
                     ------------------------------------
                              Name of Corporation
                     A TYPE OF CORPORATION INDICATED BELOW

Indicate type of domestic corporation:

 X  Business-stock (15 Pa.C.S. (S) 1306)          ___ Management (15 Pa.C.S.
---
                                                       (S) 2702)

___ Business-nonstock (15 Pa.C.S. (S) 2102)       ___ Professional (15 Pa.C.S.
                                                       (S) 2903)

___ Business-statutory close (15 Pa.C.S. (S) 2303)  ___ Insurance (15 Pa.C.S.
                                                       (S) 3101)

                      ___ Cooperate (15 Pa.C.S. (S) 7102)

             DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)

     In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby, state(s) that:

1.   The name of the corporation is: ELCOM TECHNOLOGIES CORPORATION
                                    --------------------------------------------
     ___________________________________________________________________________

2. The (a) address of this corporation's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

     (a) 333 Great Valley Center, 5 Great Valley Center, Malvern, PA 19345
         -----------------------------------------------------------------------
         Chester
         -----------------------------------------------------------------------
         Number and Street        City      State      Zip      County

     (b) c/o: __________________________________________________________________
              Name of Commercial Registered Office Provides      County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official purposes.

3. The corporation is incorporated under the provisions of the business Corporation Act of 1938.

4. The aggregate number of shares authorized is: 1,000,000 Common (other provision, if any, attach 8 1/2 x 11 sheet)

5. The name and address, including number and street, if any, of each incorporator is:
     Name                          Address

     Michael L. Nix, Esquire.  Werner & Schwartz 230 S. Broad St 6th Flr. Phila
     ------------------------  ------------------------------------------------
     PA 19102
     -----------

     ________________________  _________________________________________________

6.   The specified effective date, if any, is:  9/     3/      93
                                              ----------------------------
                                              month   day     year


      1325 Walnut St. Phil. PA 19107

7.   Additional provisions of the articles, if any, attach an 8 1/2 x 11 sheet.

8. STATUTORY CLOSE CORPORATION ONLY: Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a "public offering" within the meaning of the Securities Act of 1933 (15 U.S.C. (S) 77a et seq.).

9. COOPERATIVE CORPORATIONS ONLY: (Complete and strike out inapplicable term). The common bond of membership among its members/shareholders is:
     ___________________________________________



IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed these Articles of
Incorporation this    2     day of  September    3  , 1993.
                     ---           -----------   -      --

      Michael Nix
--------------------------------        _______________________________________
        (Signature)                                  (Signature)

Microfilm Number______________          Filed with the Department of State on
                                         AUG 15 1994
                                         -----------

Entity Number    2565021                      /s/ Robert M. Grant
             -----------------          --------------------------------------
                                            Secretary of the Commonwealth

              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1915 (Rev 90)

          In compliance with the requirements of 15 Pa.C.S. (S) 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is:  ELCOM TECHNOLOGIES CORPORATION
                                    --------------------------------------------
________________________________________________________________________________

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)  78 Great Valley Parkway, Malvern, Pennsylvania 19355
        ------------------------------------------------------------------------
        Number and Street                     City            State

         Chester County
        ------------------------------------------------------------------------
             Zip           County

     (b)  c/o:__________________________________________________________________
              Name of Commercial Registered Office Provider              County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.   The statute by or under which it was incorporated is:  Business Corporation
                                                           ---------------------
       Law of 1988
     ---------------------------------------------------------------------------

4.   The date of its incorporation is:__________________________________________

5.   (Check, and if appropriate complete, one of the following):

     ___ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

      X  The amendment shall be effective on:   August 1, 1994     at 12:01 A.M.
     ---                                     ----------------------   ----------
                                                     Date                Hour

6.   (Check one of the following):

     ___ The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. (S) 1914(a) and (b).

      X  The amendment was adopted by the board of directors pursuant to 15 Pa.
     ---
     C.S. (S) 1914(c).

7.   (Check, and if appropriate complete, one of the following):

      X  The amendment adopted by the corporation, set forth in full, is as
     ---
     follows:

          The corporation shall be authorized to issue 20,000,000 shares of common stock,

     PA DEPT. OF STATE

     AUG 15 1994

     ___ The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part hereof.

8.   (Check if the amendment restates the Articles):

     ___ The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

       IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this
 1st        day of  August       , 1994    .
-----              ---------         --


                                     ELCOM TECHNOLOGIES CORPORATION
                                ------------------------------------------------
                                                       (Name of Corporation)

                                BY:    ROBERT A. VITO
                                   ---------------------------------------------
                                                              (Signature)

                               TITLE:  PRESIDENT
                                     -------------------------------------------